UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_____________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 8, 2010

_____________________

IOWA TELECOMMUNICATIONS SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Iowa
(State or Other Jurisdiction of Incorporation)

001-32354	42-1490040
(Commission File Number)	(IRS Employer
Identification No.)

403 W. Fourth Street North Newton, Iowa 50208
(Address of Principal Executive Offices) (Zip Code)

(641) 787-2000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⊠  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⊠  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01           Other Events.

On February 8, 2010, Iowa Telecommunications Services, Inc. (the “Company”) issued a press release announcing that it and Windstream Corporation have entered into a tentative settlement of the pending shareholder litigation concerning the Company’s acquisition by Windstream Corporation pursuant to the Agreement and Plan of Merger signed on November 23, 2009.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Additional Information

 In connection with the proposed transaction, Windstream has filed a registration statement on Form S-4 with the SEC, which includes the Company’s preliminary proxy statement and also constitutes a prospectus with respect to the Windstream securities. At the appropriate time, the Company will mail the proxy statement/prospectus to its shareholders. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS) BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors may obtain free copies of the registration statement and proxy statement/prospectus, as well as other filings containing information about Windstream and the Company, without charge, at the SEC’s Internet web site (www.sec.gov). These documents may also be obtained for free from the Company’s Investor Relations web site (www.iowatelecom.com) or by directing a request to the Company at 403 W. Fourth Street North, Newton, Iowa 50208 or by calling (641) 787-2000.  Copies of Windstream’s filings may be obtained for free from Windstream’s Investor Relations Web Site (www.windstream.com) or by directing a request to Windstream at Windstream Investor Relations, 4001 Rodney Parham Road, Little Rock, Arkansas 72212 or by calling (866) 320-7922.

The Company, Windstream and their respective officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed Merger.  Information regarding the officers and directors of the Company is included in its definitive proxy statement for its 2009 annual meeting filed with the SEC on April 29, 2009.  Information regarding the officers and directors of Windstream is included in its Form 10-K for 2008 filed on February 19, 2009 and in its definitive proxy statement for its 2009 annual meeting filed with the SEC on March 23, 2009.  More detailed information regarding the identity of potential participants in the solicitation, and their direct or indirect interests, by securities, holdings or otherwise, which interests may be different from those of the Company’s shareholders generally, are set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Item 9.01          Financial Statements and Exhibits.

(a)       Financial statements:  None.

(b)       Pro forma financial information:  None.

(c)       Exhibits:

99.1      Press release dated February 8, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 8, 2010	Iowa Telecommunications Services, Inc.

		By:	/s/ Donald G. Henry
Donald G. Henry
Vice President, General Counsel
and Secretary